                                                                   EXHIBIT 10.55


                                   ADDENDUM TO
                            STOCK PURCHASE AGREEMENT


         This ADDENDUM TO STOCK PURCHASE AGREEMENT (this "Agreement"), dated September 24, 2004, is made by and among Allis-Chalmers Corporation, a Delaware corporation (the "Company"), and the signatories hereto (the "Investors").

                                    RECITALS

         WHEREAS, the Company and certain investors (the "August Investors") executed and delivered to each other a Stock Purchase Agreement dated August 10, 2004, as amended by an Amendment to Stock Purchase Agreement dated August 10, 2004, and a Letter regarding Stock Purchase Agreement dated August 5, 2004 (collectively, the "August Stock Purchase Agreement");

         WHEREAS, the Company has agreed to issue and sell shares of its Common Stock to the investors signatory hereto (the "Investors"), on the terms set forth in the August Stock Purchase Agreement as modified hereby;

         WHEREAS, the Company has delivered to the Investors a Private Placement Memorandum dated July 13, 2004 (the "Private Placement Memorandum), describing the business of the Company, and a copy of a Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 10, 2004 (the "Registration Statement");

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the August Stock Purchase Agreement):

                  1. PURCHASE AND SALE OF STOCK. Subject to the terms and conditions of the August Stock Purchase Agreement, which terms and conditions are incorporated herein by reference, as modified by this Agreement, the Company will issue and sell to each Investor, and each Investor severally agrees to purchase from the Company, the number of shares of the Company's authorized but unissued Common Stock (the "Shares") set forth with respect to such Investor on
Schedule 1.1 hereto, at a price per share equal to $3.00. The closing (the "Closing") of the sale of the Shares shall be effected at the offices of the Company on or prior to the third business day following satisfaction in full of all of the closing conditions set forth in Section 4 and 5 of the August Stock Purchase Agreement, or waiver of any such conditions pursuant to the terms thereof, or at such other time and place as may be agreed to by a Majority of the Investors and the Company (the "Closing Date"). At the Closing, subject to the terms and conditions hereof, the Company shall issue to the Investors certificates representing the Shares purchased by such Investor from the Company, against payment of the full amount of such Investor's aggregate purchase price by wire transfer of immediately available funds to the Company's bank account. The Company's obligation to sell shares to the Investors shall be deemed to be a separate agreement from the August Stock Purchase Agreement and shall be deemed made on and as of the date hereof.

                  2. DISCLOSURES. Attached hereto are current disclosure schedules corresponding to Section 2 of the August Stock Purchase Agreement. The Investors acknowledge that the Private Placement Memorandum and the August Stock Purchase Agreement speak only as of the respective dates of each thereof, and that such documents shall be deemed to be, and are hereby, modified to reflect
(a) that the Company is no longer pursuing the acquisition designated as "Company "F" in the Private Placement Memorandum, (b) the disclosures set forth in the Registration Statement, and (c) the press release released on September 23, 2004, relating to the acquisition of Safco-Oil Field Products, Inc. The Company represents that except for the acquisition of Safco-Oil Field Products, Inc., there has been no material change in its business since the date of the Registration Statement. Subject to the foregoing, the representations and warranties set forth in the August Stock Purchase Agreement are true and correct as of the date hereof.

                  3. BOARD APPROVAL. The Investors acknowledge that consummation of the transactions contemplated hereby is subject to the approval of the Board of Directors of the Company, currently contemplated to be obtained on September 28, 2004.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.


By:
Allis-Chalmers Corporation,                   TRANSCONTINENTAL CAPITAL CORP.
a Delaware corporation

                                              /S/ RONALD GONZALEZ-BUNSTER
                                              ------------------------------
/S/ MUNAWAR H. HIDAYATALLAH                   Signature
------------------------------
Munawar H. Hidayatallah,                      RONALD GONZALEZ-BUNSTER
Chief Executive Officer                       ------------------------------
7660 Woodway, Suite 200                       Name
Houston, Texas  77063
                                              President/CEO
                                              ------------------------------
                                              Title

                           [SIGNATURE PAGE CONTINUED]


                                      MILTON H. DRESNER REVOCABLE LIVING TRUST


                                      /S/ MILTON H. DRESNER
                                      ----------------------------------------
                                      Signature

                                      MILTON H. DRESNER
                                      ----------------------------------------
                                      Name


                                      JOSEPH S. DRESNER


                                      /S/ JOSEPH S. DRESNER
                                      ----------------------------------------
                                      Signature

                                      JOSEPH S. DRESNER
                                      ----------------------------------------
                                      Name


                                      J. STEVEN EMERSON ROTH IRA


                                      /S/ J. STEVEN EMERSON
                                      ----------------------------------------
                                      Signature

                                      J. STEVEN EMERSON
                                      ----------------------------------------
                                      Name

                                      Sole beneficiary, self-directed IRA
                                      ----------------------------------------
                                      Title

                           [SIGNATURE PAGE CONTINUED]


                                    WAVERLY LIMITED PARTNERSHIP


                                    /S/ J. GRAHAM R. SMITH
                                    ------------------------------------------
                                    Signature

                                    GRAHAM R. SMITH
                                    ------------------------------------------
                                    Name

                                    Managing General Partner
                                    ------------------------------------------
                                    Title


                                    THE SCHMIEDING FOUNDATION, INC.


                                    /S/ L.H. SCHMIEDING
                                    ------------------------------------------
                                    Signature

                                    L.H. SCHMIEDING
                                    ------------------------------------------
                                    Name

                                    Chief Executive Officer
                                    ------------------------------------------
                                    Title


                                    ROSEBURY, L.P.


                                    /S/ ANTHONY R. DANAHER
                                    ------------------------------------------
                                    Signature

                                    ANTHONY R. DANAHER
                                    ------------------------------------------
                                    Name

                                    President of Guild Investment Management,
                                    Inc., General Partner
                                    ------------------------------------------
                                    Title

                           [SIGNATURE PAGE CONTINUED]


                                    METEORIC, L.P.


                                    /S/ ANTHONY R. DANAHER
                                    ------------------------------------------
                                    Signature

                                    ANTHONY R. DANAHER
                                    ------------------------------------------
                                    Name

                                    President of Guild Investment Management,
                                    Inc., General Partner
                                    ------------------------------------------
                                    Title


                                    BARBARA C. CRANE


                                    /S/ BARBARA C. CRANE
                                    ------------------------------------------
                                    Signature

                                    BARBARA C. CRANE
                                    ------------------------------------------
                                    Name


                                    BRISTOL INVESTMENT FUND, LTD.


                                    /S/ PAUL KESSLER
                                    ------------------------------------------
                                    Signature

                                    PAUL KESSLER
                                    ------------------------------------------
                                    Name

                                    Director
                                    ------------------------------------------
                                    Title

                           [SIGNATURE PAGE CONTINUED]


                                    MEADOWBROOK OPPORTUNITY FUND LLC


                                    /S/ MICHAEL RAGINS
                                    ------------------------------------------
                                    Signature

                                    MICHAEL RAGINS
                                    ------------------------------------------
                                    Name

                                    Manager
                                    ------------------------------------------
                                    Title


                                    KENNETH MALKES


                                    /S/ KENNETH MALKES
                                    ------------------------------------------
                                    Signature

                                    KENNETH MALKES
                                    ------------------------------------------
                                    Name